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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): July 15, 1996


                         THE ARNOLD PALMER GOLF COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)



   Tennessee                      0-921                          62-0331019
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(State of                 (Commission File No.)             (IRS Employer
incorporation)                                              Identification No.)


               6201 Mountain View Road, Ooltewah, Tennessee 37363
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          (Address of principal executive offices, including zip code)



                                 (423) 238-5890
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              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.
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              At the Company's annual meeting of shareholders held on July 15,
1996, the shareholders of the Company voted to change the name of the Company to The Arnold Palmer Golf Company. The name change was effected on July 15, 1996 by the filing of Articles of Amendment to the Restated Charter of the Company with the Tennessee Secretary of State.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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              (a)    Not Applicable.

              (b)    Not Applicable.

              (c)    Exhibits.  The following exhibit is being filed herewith;

                     99.1 Press Release of the Company dated July 16, 1996












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                                   SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 16, 1996                      THE ARNOLD PALMER GOLF COMPANY



                                   By: /s/ David Kirby
                                      -----------------------------------
                                      David Kirby, Vice President Finance











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